Financial Risk (Details 23) - Interest rate, measurement input [member] - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Sensitivity to an increase or decrease in market interest rates
Increase in interest rate	50.00%	50.00%
Decrease in interest rate	(50.00%)	(50.00%)
Increase in income	$ 1,182	$ 3,064
Decrease in income	(5,161)	(3,064)
Decrease in equity	16,618	7,461
Increase in equity	$ 107	$ (7,461)